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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VICTORY CAPITAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 22, 2019

Dear Stockholder:

        On behalf of the Board of Directors of Victory Capital Holdings, Inc., we cordially invite you to attend the 2019 Annual Meeting of Stockholders, which will be held on May 1, 2019, at 7:00 a.m., Eastern Time. For your convenience, we are pleased to advise that the Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the Annual Meeting via the Internet, vote your shares electronically, and submit questions during the Annual Meeting by visiting:

        www.virtualshareholdermeeting.com/VCTR2019.

        The matters to be considered by stockholders at the Annual Meeting are described in detail in the accompanying materials.

        We have decided to provide access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. Information about how to access and review our proxy statement and 2018 Annual Report on Form 10-K, is included in the Notice of Internet Availability of Proxy Materials that you received in the mail. The notice also explains how you may submit your vote over the Internet. You will not receive printed copies of our proxy materials unless you request them.

        Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

        Whether or not you plan to attend the Annual Meeting virtually, please submit your vote at your earliest convenience.

Sincerely,

David C. Brown
Chairman of the Board of Directors and Chief Executive Officer

 NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

        NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Victory Capital Holdings, Inc. will be held on May 1, 2019, at 7:00 a.m., Eastern Time. You will be able to attend the Annual Meeting via the Internet, vote your shares electronically and submit your questions during the meeting by visiting:

        www.virtualshareholdermeeting.com/VCTR2019.

        You will need the control number included in your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to enter the meeting online to consider and vote upon:

  1.
  The election of three Class I directors to serve until the 2022 annual meeting of stockholders.

  2.
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

  3.
  Any other business as may properly come before the Annual Meeting or any adjournments thereof.

        Stockholders who owned shares of our stock as of the close of business on March 5, 2019, are entitled to attend and vote at the Annual Meeting and any adjournments thereof.

        We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may vote your shares by Internet or, if you received printed proxy materials, by mailing the completed proxy card. Please refer to the section "How do I vote?" for detailed voting instructions.

By Order of the Board of Directors,

Nina Gupta
Corporate Secretary

Brooklyn, Ohio
March 22, 2019

        Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to be held on Wednesday, May 1, 2019, at 7:00 a.m., Eastern Time. Our proxy statement and 2018 Annual Report on Form 10-K are available at www.proxyvote.com.

i

Victory Capital Holdings, Inc.
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

PROXY STATEMENT

GENERAL INFORMATION

        We are providing you this proxy statement in connection with the solicitation of proxies by our Board of Directors to be voted at the 2019 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held virtually via live webcast on Wednesday, May 1, 2019, at 7:00 a.m., Eastern Time. You will be able to attend the Annual Meeting via the Internet, vote your shares electronically, and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/VCTR2019.

        We provide our stockholders with access to proxy materials on the Internet instead of mailing a printed copy of the materials to each stockholder. A Notice of Internet Availability of Proxy Materials has been mailed to our stockholders on or about March 22, 2019. As of that date, stockholders will have the ability to access the proxy materials on the website referred to in the notice or request a printed set of proxy materials be sent by following the instructions on the notice.

        When we use the terms "Victory", the "Company", "we", "us" and "our" in this Proxy Statement, we mean Victory Capital Holdings, Inc., a Delaware corporation and, unless the context otherwise requires, its consolidated subsidiaries. "You" refers to the holders of our common stock.

Matters to be voted on at the Annual Meeting

Proposal	Board Recommendation	Vote Required
Election of Class I Directors	FOR each nominee	Plurality of the votes present in person or by proxy
Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019	FOR	Majority of the votes present in person or by proxy

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

1.     Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of materials?

        We have decided to provide access to our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. Information about how to access and review our proxy materials is included in the Notice of Internet Availability of Proxy Materials that you received in the mail. The notice also explains how you may submit your vote over the Internet. You will not receive printed copies of our proxy materials unless you request them by following the instructions on the notice.

        If you own shares of stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may receive more than one notice. To vote all of your shares, please follow the instructions provided on each of the notices you received.

2.     What information does the notice contain?

        The notice provides information about:

  •
  The date, time and details of how the Annual Meeting will be conducted.

  •
  The proposals to be voted on at the Annual Meeting and the voting recommendation of our board of directors with regard to each item.

  •
  The website where our proxy materials can be viewed.

  •
  Instructions on how to request a paper or E-Mail copy of the proxy materials.

  •
  Instructions on how to vote by Internet or by mail or at the Annual Meeting.

3.     What proposals will be voted on at the Annual Meeting?

        There are two proposals to be considered and voted on at the Annual Meeting:

  •
  The election of three Class I directors to serve until the 2022 annual meeting of stockholders.

  •
  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

        We will also consider any other business that properly comes before the Annual Meeting.

4.     What securities can be voted at the Annual Meeting?

        The securities that can be voted in connection with the Annual Meeting consist of our Class A and Class B common stock. Each share of Class A common stock entitles its holder to one vote and each share of Class B common stock entitles its holder to ten votes. The holders of our common stock will vote together as a single class on all matters presented to the stockholders for their vote or approval.

5.     Who is entitled to vote at the Annual Meeting?

        Holders of our Class A common stock (each of which entitles its holder to one vote per share), Class B common stock (each of which entitles its holder to ten votes per share) and unvested Class B restricted stock (each of which entitles its holder to ten votes per share) but are subject to future vesting based on time or performance criteria at the close of business on March 5, 2019, are entitled to vote in connection with the Annual Meeting.

        On March 5, 2019, we had the following numbers of shares outstanding entitled to vote:

Class A common stock	14,565,975
Class B common stock and unvested restricted stock	55,541,207
Total shares of common stock	70,107,182

        Pursuant to our Employee Shareholders' Agreement, a three-member Employee Shareholders Committee, currently composed of David C. Brown (Chief Executive Officer and Chairman of the Board), Michael D. Policarpo, (President, Chief Financial Officer and Chief Administrative Officer) and Kelly S. Cliff (President, Investment Franchises), has an irrevocable proxy from a substantial majority of our employees to vote the shares of Class B common stock and Class A common stock those employees have acquired from us, and any shares they may acquire from us in the future. As of the record date, there were 8,195,115 shares of Class B common stock and unvested restricted stock and 1,139,297 shares of Class A common stock held by such employees and subject to the Employee Shareholders' Agreement, representing in the aggregate approximately 15% of the total voting power of the outstanding common stock (including unvested restricted shares). For administrative ease, we have adopted the following methodology to approximate the number of Class A shares held by those employees and subject to the Employee Shareholders' Agreement as of the record date. We generally compare (x) the cumulative number of Class B shares that have been converted to Class A shares and are held by those employees (the "Employee-Converted Class A Shares") to (y) the number of Class A shares held by these employees in brokerage accounts to determine the number of those Employee-Converted Class A Shares that have been sold by those employees (the "Employee-Sold Class A Shares"). We then subtract the Employee-Sold Class A Shares from the cumulative Employee-Converted Class A Shares to calculate the number of Employee-Converted Class A Shares held by those employees and subject to the Employee Shareholders' Agreement. Although the Employee Shareholders Committee has an irrevocable proxy from those employees to vote those shares of Class A Common Stock, the Employee Shareholders Committee has opted not to exercise that proxy with respect to those shares for this year's Annual Meeting. This decision does not prevent the Employee Shareholders Committee from exercising its proxy with respect to those shares in the future. For more information on our Employee Shareholders' Agreement and Employee Shareholders Committee, see "Relationships and Related Party Transactions—Employee Shareholders' Agreement".

6.     How does the board of directors recommend I vote?

        Our board of directors recommends that you vote:

  •
  "FOR" each of the Class I nominees to the board of directors.

  •
  "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

7.     How do I hold my stock?

        Most of our Class A stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name on the records of our transfer agent. There are distinctions between shares held of record and those owned beneficially, which are highlighted below.

  •
  Stockholder of Record—If you hold stock that is registered directly in your name on the records of our transfer agent, American Stock Transfer & Trust Company, LLC ("AST"), you are a stockholder of record. As a stockholder of record, you will receive notice from our mailing distributor.

  •
  Beneficial Owner—If you hold stock in an account through a broker, bank or similar institution, you are considered a beneficial owner of shares held in street name. As such, the notice will be sent to you by the bank, broker or other institution through which you hold your shares.

8.     How do I vote?

        If you are a stockholder of record, you may vote in one of four ways:

  •
  By Internet.  Go to www.proxyvote.com and follow the instructions for Internet voting. You will need the control number located on your notice or proxy card, as applicable. Internet voting is available 24 hours a day. If you choose to vote by Internet, you do not need to return a proxy card. To be valid, your vote by Internet must be received by 11:59 p.m., Eastern Time, on April 30, 2019.

  •
  By Mail.  If you request printed copies of the proxy materials, you will receive a proxy card. You may then vote by signing, dating and mailing the proxy card in the envelope provided. To be valid, your vote by mail must be received by 11:59 p.m., Eastern Time, on April 30, 2019.

  •
  By Phone.  Use any touch-tone telephone and dial 1-800-690-6903 to transmit your voting instructions. Vote by 11:59 p.m., Eastern Time on April 30, 2019 for shares held directly and by 11:59 p.m., Eastern Time on April 25, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

  •
  During the Virtual Meeting.  Go to www.virtualshareholdermeeting.com/VCTR2019 during the virtual meeting on Wednesday May 1, 2019 via webcast at 7:00 a.m. Eastern Time.

        If you are the beneficial owner of shares held in street name, you will receive voting instructions from the institution holding your shares. The availability of telephone or Internet voting will depend upon that particular institution's voting processes. You may also vote during the Annual Meeting webcast after obtaining a legal proxy from the institution holding your shares. Please contact your broker for more information.

9.     How many votes must be present to transact business at the Annual Meeting?

        To conduct the Annual Meeting, a majority of the voting power of the common stock issued and outstanding as of the record date must be present during the webcast or by proxy. This is called a quorum.

10.   If I submit a proxy by Internet or mail, how will my shares be voted?

        If you properly submit your proxy by Internet or mail and do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.

        If you sign, date and return a proxy card but do not give voting instructions, your shares will be voted as recommended by our board of directors.

11.   If I am the beneficial owner of shares held in street name and do not provide voting instructions, can my broker still vote my shares?

        Under the rules of the New York Stock Exchange if you hold shares in street name and do not provide specific voting instructions, your broker may generally vote your shares with respect to certain routine matters.

        The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is a routine matter and so your broker may vote your shares on that proposal.

However, your broker may not vote your shares in connection with the election of the Class I directors without receiving voting instructions from you.

        When your broker submits its proxy, but does not vote on a matter, a broker non-vote occurs with respect to that matter.

12.   What vote is required to approve each proposal and how are votes counted?

        With respect to the election of directors, a plurality of the votes cast by the holders of the shares of Class A common stock and Class B common stock (voting together as a single class) present during the webcast or represented by proxy at the meeting is required for the election of each of the three nominees. This means that the three nominees receiving the highest number of votes will be elected regardless of whether the number of votes received by any such nominee constitutes a majority of the number of votes cast. Broker non-votes will not be counted as shares entitled to vote with respect to the election of directors and so they will have no effect on the voting results.

        The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present during the webcast or represented by proxy and entitled to vote. Abstentions will be counted as shares entitled to vote and therefore will have the effect of negative votes with respect to the proposal.

        Crestview Partners II GP, L.P. ("Crestview GP") has sufficient voting power to control the outcome of voting for both proposals and intends to vote in favor of each proposal.

13.   How can I attend and vote my shares during the Annual Meeting

        We will be hosting a completely virtual Annual Meeting which will be conducted live via webcast. Any stockholder can attend the annual Meeting via the Internet at www.virtualshareholdermeeting.com/VCTR2019. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

  •
  Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VCTR2019

  •
  Webcast starts at 7 a.m., Eastern Time

  •
  Stockholders may vote and submit questions while attending the Annual Meeting via the Internet

14.   How can I change my vote or revoke a proxy?

        If you are a stockholder of record you may change your vote or revoke a proxy at any time prior to the Annual Meeting by submitting a written notice of revocation or a proxy bearing a later date to the Company's Corporate Secretary no later than the deadline specified on the notice or proxy card, or by voting via the Internet during the Annual Meeting.

        If you are the beneficial owner of shares held in street name you may change your vote or revoke a proxy in accordance with the instructions provided by the institution through which you hold your shares.

15.   Where and when will the voting results be available?

        We will file the official voting results on a Form 8-K within four business days of the Annual Meeting. If the final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K when they become available.

16.   How can I view a list of record stockholders?

        A list of the stockholders of record entitled to vote at the Annual Meeting will be available for inspection upon request of any stockholder for a purpose germane to the meeting during ordinary business hours at our principal executive offices located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, during the ten days prior to the Annual Meeting. To make arrangements to view the list prior to the Annual Meeting, stockholders should contact our Investor Relations department at (216) 898-2412 or ir.vcm.com.

17.   Who pays for the expenses of this proxy solicitation?

        We will pay all expenses incurred in connection with the solicitation of proxies.

PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

General

        Victory's board of directors currently consists of nine members who are divided into three classes with three members each: Class I, Class II and Class III. Class I directors initially are serving for a term expiring at the Annual Meeting. Class II directors initially are serving for a term expiring at the 2020 annual meeting and Class III directors initially are serving for a term expiring at the 2021 annual meeting. At each succeeding annual meeting of the stockholders, successors to the class of directors whose term expires at that annual meeting will be elected for a three-year term. Our bylaws permit our board of directors to establish by resolution the authorized number of directors, and nine directors are currently authorized. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees for Class I Directors

        Three candidates have been nominated for election as Class I directors at the 2019 Annual Meeting for a three-year term expiring in 2022. Upon the recommendation of the Nominating and Corporate Governance Committee, the board of directors has nominated Alex Binderow, Lawrence Davanzo and Karin Hirtler-Garvey for re-election as Class I directors. Biographical information about each of the nominees is contained in the following section. A discussion of the qualifications, attributes and skills of each nominee that led our board of directors and the Nominating and Corporate Governance Committee to the conclusion that he or she should continue to serve as a director follows each of the director and nominee biographies.

        If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Messrs. Binderow and Davanzo and Ms. Hirtler-Garvey. Each of Messrs. Binderow and Davanzo and Ms. Hirtler-Garvey has accepted such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the 2019 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the board of directors to fill such vacancy. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card or when you vote by telephone or over the Internet. If you are a beneficial owner holding your shares in street name and you do not give voting instructions to your broker, bank or other intermediary, that organization will leave your shares unvoted on this matter.

THE BOARD RECOMMENDS A VOTE
FOR
THE ELECTION OF ALEX BINDEROW, LAWRENCE DAVANZO AND KARIN HIRTLER-GARVEY.

Information Regarding the Class I Director Nominees and the Other Members of the Board of Directors

        The names of the proposed director nominees and the remaining members of our board of directors, their respective ages, their positions with Victory and other biographical information as of March 22, 2019, are set forth below. To our knowledge, there are no family relationships among any of our directors or executive officers.

Class I Director Nominees

Name	Age	Position
Alex Binderow	37	Director
Lawrence Davanzo	66	Director
Karin Hirtler-Garvey	62	Director

Other Members of the Board of Directors

Name	Age	Position
David C. Brown	46	Chief Executive Officer and Chairman
Milton R. Berlinski	62	Director
Richard M. DeMartini	66	Director
James B. Hawkes	77	Director
Robert J. Hurst	73	Director
Alan H. Rappaport	66	Director

Additional Information Regarding the Class I Director Nominees

        Alex Binderow joined our board of directors at the time of our acquisition from KeyCorp in August 2013. Mr. Binderow joined Crestview Partners, or Crestview, in 2005. At Crestview, Mr. Binderow is a partner and a leader on the financial services team, specializing in asset and wealth management investments. Prior to joining Crestview, he worked at Bear, Stearns & Co. in the company's acquisition finance group on a range of assignments, which included leveraged buyouts, strategic refinancings and M&A financings across various industries. Mr. Binderow is currently a director of certain Crestview portfolio companies and previously served on the board of directors of Munder Capital Management, or Munder, a registered investment company, until our acquisition of Munder in 2014. Mr. Binderow received his Bachelor of Business Administration, with high distinction, from Emory University's Goizueta Business School with majors in finance and organization and management. Mr. Binderow's qualifications to serve on our board of directors include his in-depth knowledge and experience in mergers and acquisitions, investing, leveraged finance, capital markets and asset management.

        Lawrence Davanzo joined our board of directors in October 2014. Mr. Davanzo most recently served as President of Wilshire Associates Incorporated, overseeing the asset management areas of the firm, and as Vice Chairman of the board of directors of Wilshire and on its executive committee until his retirement in 2012. He first joined Wilshire in 1978 and rejoined in October 2004. During his tenure at Wilshire, he founded Wilshire's Pension Consulting business and built the firm's Funds Management Group. With over $70 billion in assets under management, or AUM, for financial intermediaries, Funds Management became the firm's primary source of revenue growth. He also served as President of the firm's mutual fund complexes. During Mr. Davanzo's career, he also founded Asset Strategy Consulting and served as its managing director from February 1991 to February 2000. Mr. Davanzo earned a Bachelor of Business Administration (B.B.A.) and a Masters of Science degree in Finance (M.S.). at the University of Wisconsin-Madison. Mr. Davanzo's qualifications to serve on our board of directors include the knowledge and experience gained in the combination of more than 40 years of asset management experience through his extensive career at Wilshire Associates and also managing and running his own investment consulting firm. This allows him to bring to the board of directors a deep understanding of issues associated with operating a business and the importance of client service and customer satisfaction unique to the asset management business.

        Karin Hirtler-Garvey joined our board of directors in October 2014. Ms. Hirtler-Garvey has over nine years of experience as a board director in diversified industries and over 25 years of leadership experience in the financial services industry, preceded by eight years in public accounting as a CPA licensed in New Jersey. Ms. Hirtler-Garvey is currently a director at Medley Capital Corporation, where she serves as the Compensation Committee Chair and a member of the Audit Committee and the Nominating and Governance Committee, USAA Federal Savings Bank, where she serves as the Compensation Committee Chair and a member of the Audit Committee, Risk Committee and Member & Technology Committee and Western World Insurance Company, where she serves as the Audit Committee Chair. Ms. Hirtler-Garvey also serves on a private company board. Previously, Ms. Hirtler-Garvey served as a director and Audit Committee Chair at Residential Capital LLC, a director and a member of the Audit Committee and Risk Committee for Validus Holdings, Ltd and a director at Aeropostale, Inc., where during her tenure she served in various roles including as Chairman of the board of directors, the Lead Independent Director, Audit Committee Chair and a member of the Nominating and Governance Committee. Ms. Hirtler-Garvey was previously Chief Risk Officer at Ally Financial (formerly GMAC) and held a broad range of leadership positions at Bank of America and its predecessor NationsBank and a broad range of mid-level assignments at J.P. Morgan in both the finance and risk groups. Prior to this, she worked for eight years at Ernst & Young LLP with a focus on banking, insurance, garment industry and technology clients. Ms. Hirtler-Garvey earned a Bachelor of Science from Fairleigh Dickinson University and is a Certified Public Accountant. Ms. Hirtler-Garvey brings executive experience from large national and international, diversified financial services companies providing traditional banking, real estate, insurance and asset management services and through her service on other public company boards. Ms. Hirtler-Garvey provides our board of directors with unique insight and perspective to its oversight of our global operations, corporate governance and risk management. She qualifies as an audit committee financial expert under the rules and regulations of the SEC.

Additional Information Regarding the Other Members of the Board of Directors

        David C. Brown has served as our Chief Executive Officer since our acquisition from KeyCorp in August 2013 and Chairman of our board of directors since April 2014. He joined our board of directors upon its formation. Mr. Brown serves as Chairman and Chief Executive Officer of Victory Capital Management Inc., our wholly owned registered investment adviser (which we call VCM), responsible for the development, execution and oversight of firm strategy. He is also Chairman of the VCM investment committee and a trustee for our proprietary mutual funds, the Victory Funds. Mr. Brown joined the firm in 2004 and has held multiple senior level positions including President and Chief Operating Officer prior to his current role. Before joining Victory, Mr. Brown spent five years at Gartmore Global Investments, Inc. in a number of senior management positions including Chief Financial Officer and Chief Operating Officer of Gartmore Emerging Managers, LLC. Prior to joining Gartmore, he worked for Ernst & Young LLP as a manager in the Assurance & Advisory Business Services unit focusing on investment management businesses. Mr. Brown also currently serves as a director of Cerebellum Capital. He previously was a member of the Bluecoats, Inc. of Cuyahoga County, OH, and previously served on the Summa Health Systems of Ohio Investment Committee and on the board of directors for JumpStart of Ohio. Mr. Brown holds a Bachelor of Arts degree in political science with an emphasis on accounting from Ursinus College and a Master of Business Administration from Case Western Reserve University. Mr. Brown's extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including tenure overseeing our strategic direction as Chief Executive Officer, brings valuable industry-specific knowledge and insights to our board of directors. Mr. Brown has also overseen several transactions in the asset management sector during his tenure with us. He has significant expertise in identifying, structuring and executing strategic acquisitions, as well as in managing boutique firms post-acquisition. These skills, combined with Mr. Brown's extensive knowledge of our business and our industry, enable him to provide valuable insights to our board of directors on our strategic direction.

        Milton R. Berlinski joined our board of directors at the time of our acquisition from KeyCorp in August 2013. Mr. Berlinski co-founded Reverence Capital Partners, or Reverence Capital, in June 2013

after concluding a 26-year career at Goldman, Sachs & Co., or Goldman Sachs, as a Partner and Managing Director. He joined Goldman Sachs in 1986 as Vice President of the investment banking division and as one of the founders of Goldman Sachs' Financial Institutions business. He became a Partner and Managing Director in 1996, responsible for Advisory, Principal Investing and Merchant Banking for financial institutions. In 1999, he was named head of the firm's Strategy and Corporate Development Group, and in 2001 he assumed additional responsibility as head of Firm Wide Strategy. Mr. Berlinski also served as a member of the Operating Committee and Compensation Committee. Mr. Berlinski also served as Global Head of the Financial Sponsors Group from 2005 until 2012 and was a founding member of the Financial Institutions Group. Mr. Berlinski is a founding partner of the Aruba Growth Fund, a private equity fund funded by and invested in local companies and institutions in Aruba. Mr. Berlinski received a Master of Business Administration in finance from The Wharton School of Finance at the University of Pennsylvania and a Bachelor of Arts in engineering from California State University. Mr. Berlinski's qualifications to serve on our board of directors include his extensive background in the investment management industry, business development, corporate strategy and international finance, as well as his substantial board experience (both public and private). In addition, he brings experience relating to operations and compensation matters having served as a member of Goldman Sachs Operating and Compensation Committees for several years. In addition, Mr. Berlinski serves on the board of directors of Kabbage Inc., Russell Investments Ltd., Diamond Resorts International Inc., and Venerable Holdings, Inc.

        Richard M. DeMartini joined our board of directors at the time of our acquisition from KeyCorp in August 2013. Mr. DeMartini joined Crestview as a partner in 2005. He leads Crestview's financial services strategy. Prior to Crestview, Mr. DeMartini served as President of the Bank of America Asset Management Group from March 2001 until December 2004. At Bank of America, Mr. DeMartini was responsible for all wealth and asset management activities and oversaw approximately $400 billion in AUM. He was also a member of Bank of America's operating committee. Prior to working at Bank of America, Mr. DeMartini served as Chairman and Chief Executive Officer of the international private client group at Morgan Stanley Dean Witter. His 26-year career at Morgan Stanley included roles as President of individual asset management, Co-President of Dean Witter & Company, Inc. and Chairman of Discover Card. He was also a member of the Morgan Stanley management committee. He also currently serves as a director of Fidelis Insurance holdings, PMC Consolidated Holdings, Partners Capital and as a trustee and President of the Whitney Museum of American Art. Mr. DeMartini has served as Chairman of the board of directors of the NASDAQ Stock Market, Vice Chairman of the board of directors of the National Association of Securities Dealers, Inc. and a director of Capital Bank Financial Corp. Mr. DeMartini received a Bachelor of Arts from San Diego State University. Mr. DeMartini's qualifications to serve on our board of directors include his in-depth knowledge and operating experience in financial services, particularly in the asset and wealth management sectors, having held senior executive positions at major institutions. In addition, Mr. DeMartini has significant experience as a director on the boards of public and private companies. He provides the board of directors with a valuable perspective on global investment management and capital markets and has extensive experience in assessing value, strategy and risks related to potential acquisitions.

        James B. Hawkes joined our board of directors at the time of our acquisition from KeyCorp in August 2013. Mr. Hawkes also serves as Chairman Emeritus of Eaton Vance. In his 37-year career at Eaton Vance, Mr. Hawkes served in numerous senior executive roles, including Chairman, President and Chief Executive Officer, Chief Investment Officer and Director of Investment Research. Mr. Hawkes also serves on the board of managers of Central Park Group, an alternative investment advisory firm, and on other private company boards. He is a trustee of the Peabody Essex Museum and Winterthur Museum and is a Life Trustee of the USS Constitution Museum. Mr. Hawkes earned a Master of Business Administration from Harvard Business School and a Bachelor of Science in aerospace engineering from the University of Oklahoma. After graduation from the University of Oklahoma Mr. Hawkes served in the U.S. Navy aboard submarines as a nuclear-trained officer. He also earned the Chartered Financial Analyst designation. Mr. Hawkes' qualifications to serve on our board of directors include his extensive business, finance, investment and leadership skills gained and developed through years of experience in the numerous senior executive roles held during his 37-year career at Eaton Vance. In particular, as former Chief Executive Officer of Eaton Vance, Mr. Hawkes has substantial experience managing and leading a firm in the financial services industry. These skills, combined with Mr. Hawkes' extensive knowledge of our business and our industry, enable him to provide valuable insights to our board of directors on our strategic direction.

        Robert J. Hurst joined our board of directors in October 2016. Mr. Hurst joined Crestview in 2005 and is Vice Chairman of Crestview and a member of its investment committee. He retired as Vice Chairman of Goldman Sachs in June 2004. At Goldman Sachs, Mr. Hurst spent 30 years in a variety of leadership positions, including head of the investment banking division from 1990 to 1999. Following Goldman Sachs' initial public offering, Mr. Hurst became Vice Chairman and a member of the board of directors and focused on firm-wide matters in addition to having client responsibilities. He is currently a director of VF Corporation and has served on the board of directors of six other public companies. He has been active in the nonprofit sector and currently serves as Chairman of the board of directors of the Aspen Music Festival and School, Chairman of the National Cybersecurity Center, former Chairman of the board of directors and currently Chairman of the executive committee of the Whitney Museum of American Art, a trustee and member of the executive committee of The Aspen Institute, Chairman emeritus of the Jewish Museum and a former member of the board of overseers of The Wharton School. He is a member of the Council on Foreign Relations. Mr. Hurst was also founding Chief Executive Officer of the 9/11 United Services Group, the coordinating arm for 13 social service agencies involved in relief activities, including the Red Cross. Mr. Hurst received a Master of Business Administration from The Wharton School at the University of Pennsylvania and a Bachelor of Arts from Clark University. He also did additional graduate work as a Public Finance Fellow at the University of Pennsylvania. Mr. Hurst's qualifications to serve on our board of directors include his 30 years of operating and leadership experience at Goldman Sachs and as a partner in a private equity firm. Through his involvement with Crestview, he has provided leadership to both public and private companies. Mr. Hurst brings to our board of directors extensive experience in the financial services industry, finance and business development.

        Alan H. Rappaport joined our board of directors at the time of our acquisition from KeyCorp in August 2013. Mr. Rappaport was formerly the Chairman and President of Bank of America's Private Bank as well as managing director of Chase Investment Advisors and a member of the management committee of Chase Global Private Bank. Prior to Bank of America, Mr. Rappaport served as a Managing Director of the Chase Global Private Bank and a Partner of the Beacon Group. Mr. Rappaport also spent 17 years with CIBC Oppenheimer, where he was the senior executive responsible for the Asset Management Division. Mr. Rappaport serves as an adjunct professor of finance at New York University's Stern School of Business and a lecturer at Stanford University's Graduate School of Business. Previously, Mr. Rappaport had served as Chairman of the Board of Trustees of GuideStar, trustee of NYU Langone Medical Center, trustee of the American Museum of Natural History and national co-chair of the Duke University Parents Committee. He is currently a member of the Council on Foreign Relations, and serves on the boards of directors of PIMCO multifund complex and Allianz multifund complex. Mr. Rappaport earned a Master of Business Administration from Stanford University and a Bachelor of Arts from Harvard University. Mr. Rappaport's qualifications to serve on our board of directors include the knowledge, leadership and experience gained in over 40 years of working in the investment management business of a large global, complex asset management organization, including serving as Chairman and President of Bank of America's Private Bank. Mr. Rappaport's leadership and experience in academia provide our board of directors with a unique perspective and in-depth understanding of issues concerning international finance, economics and public policy.

Background and Experience of Directors

        When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focused primarily on each person's background and experience as reflected in the information discussed in each of the directors' individual biographies set forth above. While we do not have a formal policy on diversity, we also consider diversity of experience as one of the factors. We believe our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Director Independence

        Our board of directors has evaluated the independence of its members based upon the rules of NASDAQ. Applying these standards, our board of directors has affirmatively determined that each of the directors, other than Mr. Brown, is an independent director.

Board Leadership Structure

        Our board of directors includes our Chief Executive Officer, who also serves as Chairman of the board of directors. Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. To this end, our board of directors has no policy mandating the combination or separation of the roles of Chairman of the board of directors and Chief Executive Officer. We do not have a lead independent director. The board of directors will discuss and consider the matter from time to time as circumstances change and, subject to our amended and restated bylaws, will have the flexibility to modify our board structure as it deems appropriate.

Director Nomination Rights Under the Shareholders' Agreement

        Under the Shareholders' Agreement to which the Company is a party, for so long as Crestview Victory, L.P. ("Crestview Victory"), continues to own 20% of the aggregate outstanding shares of our common stock, we have the obligation to nominate three Crestview Victory designees to the board of directors, for so long as Crestview Victory continues to own at least 10% but less than 20% of the aggregate outstanding shares of our common stock, we have the obligation to nominate two Crestview Victory nominees, and for so long as Crestview Victory continues to own at least 5% but less than 10% of the aggregate outstanding shares of our common stock, we have the obligation to nominate one Crestview Victory nominee (plus one individual with board observer rights who is permitted to attend board and committee meetings). For so long as Reverence Capital Partners ("Reverence Capital") continues to own at least 10% of the aggregate outstanding shares of our common stock, we have the obligation to nominate two Reverence Capital designees, and for so long as Reverence Capital continues to own at least 5% but less than 10% of the aggregate outstanding shares of our common stock, we have the obligation to nominate one Reverence Capital designee. As long as it is entitled to designate at least one director to the board of directors, each of Crestview Victory and Reverence Capital are entitled to have a designee serve on each board committee, subject to applicable law and stock exchange requirements. Each of the stockholders party to the Shareholders' Agreement (including the Employee Shareholders Committee) have also agreed to vote, or cause to be voted, all of its outstanding shares to ensure the above composition of our board of directors.

Committees of the Board; Board Meetings

        The board of directors conducts its business through meetings of the board and its committees. The board of directors has three standing committees: an Audit Committee, a Compensation

Committee and a Nominating and Corporate Governance Committee. The current members and chairpersons of the committees are:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Alex Binderow*		X
Lawrence Davanzo*	X
Karin Hirtler-Garvey*	Chairperson
Milton R. Berlinski*		X	X
Richard M. DeMartini*			Chairperson
James B. Hawkes*		X	X
Alan H. Rappaport*	X	Chairperson

*
Independent Director

        During 2018, our board of directors held 11 meetings, the Audit Committee held 13 meetings, the Compensation Committee held 5 meetings and the Nominating and Corporate Governance Committee held 1 meeting. As a matter of policy, it is expected that all directors should make every effort to attend meetings of the board of directors and meetings of the committees of which they are members. During 2018, each director attended at least 75% of the aggregate number of meetings of the board of directors and meetings of the committees of which he or she is a member.

        Our Corporate Governance Guidelines provide that directors are encouraged to attend our annual stockholder meetings.

        Crestview GP controls Class B common stock representing approximately 65% of the total voting power of our outstanding common stock. As a result, we are a "controlled company" under the corporate governance listing standards of the NASDAQ Stock Market LLC, or NASDAQ. As a controlled company, we are exempt from the obligation to comply with certain corporate governance requirements, including the requirements:

  •
  that a majority of our board of directors consists of independent directors, as defined under the rules of NASDAQ;

  •
  that we have a corporate governance and nominating committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

  •
  that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities.

        We do not intend to take advantage of these exemptions once Crestview GP no longer controls a majority of our voting power. These exemptions do not modify the independence requirements for our audit committee.

Audit Committee

        We have an Audit Committee that is responsible for, among other things:

  •
  assisting the board of directors in reviewing: our financial reporting and other internal control processes;

  •
  our financial statements; the independent auditors' qualifications, and independence;

  •
  our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.

        The Audit Committee consists of Karin Hirtler-Garvey (Chair), Lawrence Davanzo and Alan H. Rappaport. Our board of directors has affirmatively determined that each of Karin Hirtler-Garvey, Lawrence Davanzo and Alan H. Rappaport meet the definition of "independent director" for purposes of serving on an audit committee under Rule 10A-3 and the NASDAQ rules. Karin Hirtler-Garvey has been identified as an "audit committee financial expert" as that term is defined in the rules and regulations of the SEC. The Audit Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities and satisfies the applicable standards of the SEC and NASDAQ. The charter of the Audit Committee is available under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of the charter of the Audit Committee to stockholders upon request.

Nominating and Corporate Governance Committee

        We have a Nominating and Corporate Governance Committee that is responsible for, among other things:

  •
  reviewing board structure, composition and practices, and making recommendations on these matters to our board of directors;

  •
  reviewing, soliciting and making recommendations to our board of directors and stockholders with respect to candidates for election to the board of directors;

  •
  overseeing our board of directors' performance and self-evaluation process;

  •
  reviewing the compensation payable to board and committee members and providing recommendations to our board of directors in regard thereto; and

  •
  developing and reviewing a set of corporate governance principles.

        The Nominating and Corporate Governance Committee consists of Richard M. DeMartini (Chair), James B. Hawkes and Milton R. Berlinski. The Nominating and Corporate Governance Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities and satisfies the applicable standards of the SEC and NASDAQ. The charter of the Nominating and Corporate Governance Committee is available under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of the charter of the Nominating and Corporate Governance Committee to stockholders upon request.

Compensation Committee

        We have a Compensation Committee that is responsible for, among other things:

  •
  determining the compensation of our executive officers;

  •
  reviewing our executive compensation policies and plans; and

  •
  administering and implementing our equity compensation plans.

        The Compensation Committee consists of Alan H. Rappaport (Chair), James B. Hawkes, Alex Binderow and Milton R. Berlinski. The Compensation Committee has adopted a written charter that, among other things, specifies the scope of its rights and responsibilities and satisfies the applicable standards of the SEC and NASDAQ. The charter of the Compensation Committee is available under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of the charter of the Compensation Committee to stockholders upon request.

        As a controlled company, we may rely upon the exemption from the requirement that we have a compensation committee composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Director Compensation

        During 2018, Alan Rappaport, Larry Davanzo, James Hawkes, and Karin Hirtler-Garvey each received $125,000, payable in quarterly installments, as annual compensation for service on our board of directors. In 2018, Alan Rappaport, Larry Davanzo, James Hawkes, and Karin Hirtler-Garvey, had the opportunity to elect to receive all or a portion of their director fees in fully-vested shares of the Company's Class B common stock. The other members of our board of directors, including directors who are also employed as our executive officers, received no director compensation in 2018.

        We also reimburse our directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors.

        Except as described above, we currently have no other formal arrangements under which our directors receive compensation for service to the board of directors or its committees.

        The following table sets forth information concerning director compensation paid during the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
Milton R. Berlinski	—	—
Alex Binderow	—	—
Lawrence Davanzo	125,000	125,000
Richard M. DeMartini	—	—
James B. Hawkes	125,000	125,000
Karin Hirtler-Garvey	125,000	125,000
Robert J. Hurst	—	—
Alan H. Rappaport	125,000	125,000

(1)
Represents director fees earned by our directors in respect of service during 2018. In 2018, Messrs. Hawkes and Rappaport elected to receive all, and Ms. Hirtler-Garvey elected to receive 20%, of their director fees in fully-vested shares of the Company's Class B common stock.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines that guide our board of directors on matters of corporate governance, including:

  •
  Composition and leadership structure of the board of directors

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  Selection and retirement of directors

  •
  Obligations with respect to board of directors and committee meetings

  •
  Committees of the board of directors

  •
  Specific functions related to management succession, executive compensation and director compensation

  •
  Certain expectations related to, among other things, meeting attendance and participation, compliance with our Code of Business Conduct, other directorships and continuing education

  •
  Evaluation of board performance

  •
  Board access to management and independent advisors

        A copy of the Corporate Governance Guidelines is available under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of the guidelines to stockholders upon request.

Board Effectiveness

        On an annual basis, the board of directors, through the Nominating and Corporate Governance Committee, conducts a self-evaluation to evaluate its effectiveness in fulfilling its obligations. In addition, each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee completes an annual self-evaluation.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code satisfies applicable SEC requirements and NASDAQ listing standards. The code is available under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of the code to stockholders upon request.

Board Oversight of Risk Management

        Our board of directors in conjunction with our Audit Committee, is responsible for overseeing management in the execution of its responsibilities and for assessing our general approach to risk management. In addition, an overall review of risk is inherent in the consideration of our business, long-term strategies and other matters presented to our board of directors. Our board of directors exercises its risk oversight responsibilities periodically as part of its meetings and also through its standing committees, each of which is responsible for overseeing various components of enterprise risk as summarized below.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Oversight of strategic, financial, operational (including cybersecurity) and execution risks in connection with the Company's business operations and the operating environment.
Audit Committee

Oversight of risks, including reviewing and discussing with management the Company's risk assessment and risk management policies, in particular risks related to financial matters (especially financial reporting and accounting practices and policies) and significant tax, legal and compliance matters.

Nominating and Corporate Governance Committee

Oversight of risks associated with director independence, potential conflicts of interest, director qualification, management and succession planning and overall effectiveness of the board of directors.

Compensation Committee	Oversight of risks associated with compensation policies, plans and practices, including whether the compensation program provides appropriate incentives that do not encourage excessive risk taking.

        Senior management is responsible for assessing and managing risk, including strategic, operational, cybersecurity, regulatory, investment, and execution risks, on a day-to-day basis, including the creation of appropriate risk management programs. The board of directors periodically reviews information presented by senior management regarding the assessment and management of the Company's risk.

        The role of the board of directors in risk oversight of the Company is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and our board of directors and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities provides a consistent and effective approach for identifying, managing and mitigating risks throughout the Company.

Nomination of Directors

        Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee is responsible for identifying the nominees to stand for election to the board of directors and recommending such nominees for selection by the board of directors, and for recommending to the board of directors individuals to fill vacancies occurring between annual meetings of stockholders. The Nominating and Corporate Governance Committee is responsible for developing criteria for the evaluation of candidates for directorship, taking into consideration the requirements of NASDAQ and applicable law and other factors as deemed appropriate by the committee, which criteria are approved by the board of directors. In accordance with our Corporate Governance Guidelines, any nominee to the board of directors should demonstrate the following qualities, which are criteria used by the Nominating and Corporate Governance Committee in evaluating candidates for election to the board of directors:

  •
  The highest personal and professional ethics and integrity.

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  Proven achievement and competence in the nominee's field and the ability to exercise sound business judgment.

  •
  Skills that are complementary to those of the existing members of the board of directors.

  •
  The ability to assist and support management and make significant contributions to the Company's success.

  •
  An understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

        The Nominating and Corporate Governance Committee seeks to create a board that consists of a diverse group of qualified individuals that function effectively as a group. Qualified candidates are those who, in the judgment of the committee, possess strong personal attributes and relevant business experience to assure effective service on our board of directors. Personal attributes include effective leadership qualities, a high standard of integrity and ethics, professional and sound judgment, strong interpersonal skills, and a collaborative attitude. Experience and qualifications include professional experience with corporate boards, financial acumen, industry knowledge, diversity of viewpoints, and special business experience and expertise in an area relevant to the Company. When the committee reviews a potential new candidate, the committee will look specifically at the candidate's qualifications in light of the needs of our board of directors and the Company at that time given the then current make-up of our board of directors. Candidates are selected on the basis of qualifications and experience without discriminating on the basis of gender, age, race or ethnicity.

        The Nominating and Corporate Governance Committee, at least annually, assesses the appropriate size of the board of directors and any committee thereof. In the event that vacancies are anticipated or otherwise arise, the committee will seek to identify director candidates based on input provided by a number of sources. The committee also has the authority to consult with or retain advisors or search firms to assist in the identification and evaluation of qualified director candidates. In addition to the above considerations, the committee will consider the Company's obligations under our Shareholders' Agreement to nominate individuals designated by Crestview Victory and Reverence Capital when identifying, selecting or recommending nominees for the board of directors. For more information on our obligations under our Shareholders' Agreement, see "Proposal 1: Election of Class I Directors—Director Designation Rights Under the Shareholders' Agreement."

        Once director candidates have been identified, the Nominating and Corporate Governance Committee will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the committee deems necessary or appropriate, including those set forth above. The committee will evaluate whether a prospective candidate is qualified to serve as a director and, if so qualified, will seek the approval of the full board of directors for the nomination of the candidate or the election of such candidate to fill a vacancy on the board of directors.

        All of the nominees recommended for election at the Annual Meeting are current members of our board of directors. Based on the Nominating and Corporate Governance Committee's evaluation of each nominee's satisfaction of the qualifications described above and their past performance as directors, the committee has recommended the nominees for re-election and the board of directors has approved such recommendation.

        Our amended and restated bylaws establish procedures by which stockholders may recommend nominees to our board of directors. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders and evaluate such candidates in the same manner as any other candidate. The committee did not receive any director nominees from stockholders for the Annual Meeting. Nominations for consideration at the Company's 2020 annual meeting of stockholders must be submitted to the Company in writing with the information required by our amended and restated bylaws, in accordance with the procedures described below.

Stockholder Proposals and Director Nominations for the 2020 Annual Meeting of Stockholders

        Stockholders who, in accordance with the SEC's Rule 14a-8, wish to submit a proposal for consideration at our 2020 annual meeting of stockholders and include that proposal in our 2020 proxy materials should submit their proposal by certified mail, return receipt requested to Victory Capital Holdings, Inc., c/o Corporate Secretary, 4900 Tiedeman Road, 4th floor, Brooklyn, Ohio 44144. Proposals must be received no later than November 23, 2019 and satisfy the requirements under applicable SEC Rules (including SEC Rule 14a-8) to be included in the proxy materials for the 2020 annual meeting.

        Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal, including any proposal for the nomination of a director for election, before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy materials. For such a proposal to be properly brought before the 2020 annual meeting of the stockholders, written notice of the proposal must be received by the Corporate Secretary no earlier than January 2, 2020 nor later than February 1, 2020. Any such stockholder notice must contain the information required by and be provided in the manner set forth in our amended and restated bylaws.

Communications with the Board of Directors

        Stockholders or other interested parties wishing to contact the board of directors, the non-management directors or any individual director may send correspondence to the address provided below.

Victory Capital Holdings, Inc.
c/o: Corporate Secretary
4900 Tiedeman Road, 4th Floor
Brooklyn, Ohio 44144

        Communications are distributed to the board of directors, or to any individual director as appropriate.

 EXECUTIVE OFFICERS

        The names of our executive officers and their ages, positions and biographies are set forth below. To our knowledge, there are no family relationships among any of our directors or executive officers.

Name	Age	Position
David C. Brown	46	Chief Executive Officer and Chairman
Michael D. Policarpo	44	President, Chief Financial Officer and Chief Administrative Officer
Kelly S. Cliff	49	President, Investment Franchises
Nina Gupta	44	Chief Legal Officer

        David C. Brown has served as our Chief Executive Officer since our acquisition from KeyCorp in August 2013 and Chairman of our board of directors since April 2014. Mr. Brown's full biography is set forth above in the description of our current board of directors.

        Michael D. Policarpo has served as our President, Chief Financial Officer and Chief Administrative Officer since March 1, 2019, responsible for all finance, accounting and treasury functions for the firm and the day-to-day operations of the integrated business platform, including all administrative functions. In addition, Mr. Policarpo provides support in inorganic growth sourcing, evaluation and execution and business platform integration. Mr. Policarpo joined the firm in 2005 and served as our Chief Financial Officer from our acquisition from KeyCorp in August 2013 until July 1, 2017, and our Chief Operating Officer from February 2016 until February 28, 2019 among various other roles. Prior to joining Victory, he served as Vice President of Finance for Gartmore Global Investments, Inc. where he was responsible for strategic planning in conjunction with Gartmore's senior management teams. He held several other positions during his five years at Gartmore, including Chief Financial Officer of Advisor Services and corporate controller. Prior to his tenure with Gartmore, he worked for Ernst & Young LLP as a senior accountant in the Assurance & Advisory Business Services unit with a focus on investment management companies, registered investment companies and broker-dealers. Mr. Policarpo holds a Bachelor of Science degree in accounting and finance from Lehigh University. He is a Certified Public Accountant and holds Series 7, 24, 27 and 99 securities licenses.

        Kelly S. Cliff has served as our President, Investment Franchises since November 2015 and was on our board of directors from November 2015 until January 2018. In his role as our President, Investment Franchises, he serves as a strategic resource for our Franchises, focusing on best practices in alpha generation, risk management and alignment of investment management capabilities with client needs. He is also responsible for providing tactical analysis of our existing Franchises as well as evaluating the capabilities of potential new franchises as part of our acquisition strategy. Mr. Cliff oversees the centralized investment functions that support our Investment Franchises, including trading, quantitative analysis and risk management. He is also a member of the VCM investment committee. Prior to joining Victory in 2014, Mr. Cliff spent 22 years with Callan Associates, most recently serving as the Chief Investment Officer of public markets and co-lead of the Global Manager Research Group. Previously, he was Chief Investment Officer of Callan's Trust Advisory Group. Mr. Cliff graduated from the University of the Pacific with a Bachelor of Science in Business Administration and has earned the Chartered Financial Analyst designation and the Chartered Alternative Investment Analyst designation.

        Nina Gupta has served as our Chief Legal Officer and Secretary since July 2016. Previously, Ms. Gupta was General Counsel and Secretary of RS Investment Management Co. LLC, or RS Investments, from April 2013 until RS Investments was acquired by Victory in July 2016. Prior to joining RS Investments, Ms. Gupta worked at BlackRock Inc., where she was a Managing Director and Deputy General Counsel of BlackRock Institutional Trust Company, responsible for providing legal advice in connection with corporate matters, counterparty trading, transactional documentation and regulatory issues in connection with a variety of different fund structures and accounts. Previously, Ms. Gupta was an associate at the law firm of Shearman & Sterling LLP in New York, NY and Menlo

Park, CA, where her practice focused on general corporate, structured finance and banking matters. Ms. Gupta has extensive legal and regulatory experience in the financial services industry and had also executed several transactions in the asset management sector during her legal career. Ms. Gupta earned a law degree from the University of London in 1996 and a Masters in Law from the University of Cambridge in 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common stock as of March 5, 2019 by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of either class of our outstanding common stock, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

        To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person "beneficially owns," as determined by the rules of the SEC. The SEC has defined "beneficial" ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement. These shares, and shares of unvested restricted stock (which have voting rights but are subject to future vesting based on time or performance criteria), are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the percentage ownership and voting of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership or voting of any other person.

        The percentages reflect beneficial ownership as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and are based on 14,565,975 shares of our Class A common stock and 52,930,026 shares of our Class B common stock outstanding as of March 5, 2019 (excluding 2,611,181 shares of unvested restricted stock). Unless otherwise noted below, the address for each of the stockholders in the table below is c/o Victory Capital Holdings, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Principal Stockholders Table

	Shares Benefically Owned As of 3.5.19
Name	# of Class A Shares(1)	% of Class A Shares	# of Class B Shares	% of Class B Shares	% of Total Common Stock	% of Total Voting Power(2)
5% Stockholders
Crestview GP(3)	—	*	35,251,136	66.6%	52.2%	64.8%
Reverence Capital Partners LLC(4)	—	*	9,711,740	18.3%	14.4%	17.9%
Employee Shareholders Committee(5)	1,139,297	7.8%	14,714,606	23.7%	20.7%	23.4%
Azora Capital LP, Azora Capital GP LLC and Ravi Chopra(6)	791,631	5.4%	—	*	1.2%	*
Granahan Investment Management, Inc.(7)	789,003	5.4%	—	*	1.2%	*
Impax Asset Management LLC(8)	1,585,710	10.9%	—	*	2.3%	*
Directors and Named Executive Officers
David C. Brown(9)(10)	16,500	*	2,499,889	4.6%	3.6%	4.5%
Michael D. Policarpo(9)(11)	—	*	1,265,408	2.3%	1.8%	2.3%
Kelly S. Cliff(9)(12)	—	*	854,147	1.6%	1.3%	1.5%
Milton R. Berlinski(13)	—	*	470,659	*	*	*
Alex Binderow	—	*	—	*	*	*
Lawrence Davanzo(14)	20,000	*	149,470	*	*	*
Richard M. DeMartini	—	*	—	*	*	*
James B. Hawkes(15)	346,371	2.4%	680,955	1.3%	1.5%	1.3%
Karin Hirtler-Garvey	—	*	20,407	*	*	*
Robert J. Hurst	—	*	—	*	*	*
Alan H. Rappaport(16)	10,000	*	405,651	*	*	*
All Directors and executive officers as a group (12 Persons)	392,871	2.7%	6,465,639	12.0%	10.0%	11.8%

*
Represents beneficial ownership of less than 1%.

(1)
The persons who hold shares of our Class B common stock (which are convertible, at the option of the holder, into an equal number of shares of Class A common stock) are currently deemed to have beneficial ownership over a number of shares of our Class A common stock equal to the number of shares of our Class B common stock reflected in the table above. Because we have disclosed the ownership of shares of our Class B common stock, the shares of Class A common stock underlying Class B common stock are not separately reflected in the table above.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class, calculated on the basis of beneficial ownership. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(3)
This number does not include 28,282,252 shares of Class B common stock owned by other parties to the Shareholders' Agreement for which Crestview GP may be deemed to have beneficial ownership. See "Certain Relationships and Related Party Transactions—Amended and Restated Shareholders' Agreement." Crestview GP disclaims beneficial ownership of all such shares. Crestview GP may be deemed to be the beneficial owner of 35,251,136 shares of Class B common stock owned directly by Crestview Victory. Crestview Victory GP, LLC is the general partner of Crestview Victory. Crestview Partners II, L.P., Crestview Partners II (TE), L.P., Crestview Partners II (FF), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P. (collectively, the "Crestview Funds") are members of Crestview Victory GP, LLC and limited partners of Crestview Victory. Crestview GP is the general partner of each of the Crestview Funds. Crestview GP and the Crestview Funds may be deemed to be beneficial owners of the shares owned directly by Crestview Victory. Crestview GP has voting and investment control over such shares. Decisions by Crestview GP to vote or dispose of such shares require the approval of a majority of the nine members of its investment committee, which is composed of the following individuals: Barry S. Volpert, Thomas S. Murphy, Jr., Jeffrey A. Marcus, Robert J. Hurst, Richard M. DeMartini, Robert V. Delaney, Jr., Brian P. Cassidy, Alexander M. Rose and Adam J. Klein. None of the foregoing persons has the power individually to vote or dispose of such shares. Each of the foregoing individuals disclaims beneficial ownership of all such shares. The address of each of the foregoing is c/o Crestview, 590 Madison Avenue, 36th Floor, New York, NY 10022.

(4)
This number does not include 53,821,648 shares of Class B common stock owned by other parties to the Shareholders' Agreement for which RCP GenPar Holdco LLC and RCP Co-Invest GP LLC (the "RCP Entities") may be deemed to have beneficial ownership. See "Certain Relationships and Related Party Transactions—Amended and Restated Shareholders' Agreement." The RCP Entities disclaim beneficial ownership of all such shares. The RCP Entities may be deemed to be the beneficial owners of 9,711,740 shares of Class B common stock owned directly by Reverence Capital Partners Opportunities Fund I, L.P., Reverence Capital Partners Opportunities Fund I (Cayman), L.P., and Reverence Capital Partners Opportunities Fund I (AI), L.P. (collectively, the "Reverence Capital Funds") and RCP Lake Co-Invest, L.P. RCP GenPar Holdco LLC is the general partner of each of the Reverence Capital Funds and RCP Co-Invest GP LLC is the general partner of RCP Lake Co-Invest, L.P. The RCP Entities, Reverence Capital Funds and RCP Lake Co-Invest, L.P. may be deemed to be beneficial owners of the shares. The RCP Entities have voting and investment control over such shares. Decisions by each of the RCP Entities to vote or dispose of such shares require the approval of a majority of the three members of the investment committee, which is composed of the following individuals: Milton Berlinski, Peter Aberg and Alexander Chulack. None of the foregoing persons has the power individually to vote or dispose of such shares. Each of the foregoing individuals disclaims beneficial ownership of all such shares. The address of each of the foregoing is c/o Reverence Capital Partners, 477 Madison Ave., 23rd Floor, New York, NY 10022.

(5)
Upon the completion of the Company's initial public offering in 2018, or IPO, a substantial majority of our employee stockholders entered into the Employee Shareholders' Agreement pursuant to which they granted an irrevocable voting proxy with respect to the shares of our common stock they have acquired from us and any shares they may acquire from us in the future to the Employee Shareholders Committee initially consisting of Mr. Brown, Mr. Policarpo and Mr. Cliff. All shares subject to the Employee Shareholders' Agreement will be voted in accordance with the majority decision of those three members. Shares originally subject to the agreement cease to be subject to it when sold by the employee or upon the termination of the employee's employment with us. The number of shares of common stock in this row includes the shares of common stock currently beneficially owned by current employees party to the Employee Shareholders' Agreement, which consist of (i) 5,599,995 shares of Class B common stock, (ii) 2,595,120 unvested restricted shares of Class B common stock, (iii) 6,519,491 shares of Class B common stock issuable upon the exercise of options, and (iv) 1,139,297 shares of Class A common stock converted from Class B common stock in 2018. As members of our Employee Shareholders Committee, Mr. Brown, Mr. Policarpo and Mr. Cliff share voting power over all of these shares. Other than as shown in the row applicable to each of them individually, none of Mr. Brown,

  Mr. Policarpo or Mr. Cliff has investment power with respect to any of the shares subject to the Employee Shareholders' Agreement, and each disclaims beneficial ownership of such shares. See "Certain Relationships and Related Party Transactions—Employee Shareholders' Agreement."

  This number does not include 47,679,485 shares of Class B common stock owned by other parties to the Shareholders' Agreement for which the Employee Shareholders Committee may be deemed to have beneficial ownership. The Employee Shareholders Committee disclaims beneficial of all such shares.

(6)
Based solely on a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by Azora Capital LP, Azora Capital GP LLC and Ravi Chopra. According to the Schedule 13G, Azora Capital LP, Azora Capital GP LLC and Ravi Chopra each had (i) sole power to vote or direct the vote of 0 shares, (ii) shared power to vote or direct the vote of 791,631 shares of Class A common stock, (iii) sole power to dispose or to direct the disposition of 0 shares and (iv) shared power to dispose or direct the disposition of 791,631 shares of Class A common stock.

(7)
Based solely on a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by Granahan Investment Management, Inc. According to the Schedule 13G, Granahan Investment Management, Inc. had (i) sole power to vote or direct the vote of 639,319 shares, (ii) shared power to vote or direct the vote of 0 shares of Class A common stock, (iii) sole power to dispose or to direct the disposition of 789,003 shares and (iv) shared power to dispose or direct the disposition of 0 shares of Class A common stock.

(8)
Based solely on a Schedule 13G filed with the SEC on February 14, 2019. The Schedule 13G was filed by Impax Asset Management Group plc and Impax Asset Management LLC. According to the Schedule 13G, Impax Asset Management Group plc and Impax Asset Management LLC each had (i) sole power to vote or direct the vote of 1,585,710 shares, (ii) shared power to vote or direct the vote of 0 shares of Class A common stock, (iii) sole power to dispose or to direct the disposition of 1,585,710 shares and (iv) shared power to dispose or direct the disposition of 0 shares of Class A common stock.

(9)
Pursuant to the Employee Shareholders Agreement, Mr. Brown, Mr. Policarpo and Mr. Cliff each granted an irrevocable voting proxy with respect to all of the shares of our Class B common stock he has acquired from us and any shares he may acquire from us in the future to the Employee Shareholders Committee as described in footnote 5 above. Each retains investment power with respect to the shares of our common stock he holds, which are the shares reflected in the row applicable to each person. This amount does not include shares owned by other parties to the Employee Shareholders Agreement for which each of Mr. Brown, Mr. Policarpo and Mr. Cliff may be deemed to have beneficial ownership. Each of such persons disclaims beneficial ownership of all such shares.

(10)
Consists of (i) 16,500 shares of Class A common stock, (ii) 868,264 shares of Class B common stock, (iii) 835,224 unvested restricted shares of Class B common stock and (iv) 796,401 shares of Class B common stock issuable upon the exercise of options. Excludes 54,952 shares of Class B common stock issuable upon the exercise of unvested options.

(11)
Consists of (i) 332,990 shares of Class B common stock, (ii) 472,512 unvested restricted shares of Class B common stock and (iii) 459,906 shares of Class B common stock issuable upon the exercise of options. Excludes 55,456 shares of Class B common stock issuable upon the exercise of unvested options.

(12)
Consists of (i) 77,040 shares of Class B common stock, (ii) 428,279 unvested restricted shares of Class B common stock and (iii) 348,828 shares of Class B common stock issuable upon the exercise of options. Excludes 75,346 shares of Class B common stock issuable upon the exercise of unvested options.

(13)
Consists of (i) 286,428 shares of Class B common stock held of record by Mr. Berlinski and (ii) 184,231 shares of Class B common stock held of record by MRB ICBC LLC, an entity which Mr. Berlinski controls.

(14)
Consists of (i) 20,000 shares of Class A common stock and (ii) 149,470 shares of Class B common stock, in each case held of record by the Lawrence E. Davanzo and Christine Davanzo Revocable Trust, for which Mr. Davanzo serves as trustee.

(15)
Consists of (i) (A) 202,000 shares of Class A common stock held of record by Mr. Hawkes, (B) 90,000 shares of Class A common stock held of record by Hawkes Family LLC, an entity which Mr. Hawkes controls, and (C) 54,371 shares of Class A common stock held of record by James B. Hawkes 2012 Revocable Trust, for which Mr. Hawkes serves as trustee and (ii) (A) 388,270 shares of Class B common stock held of record by Mr. Hawkes and (B) 292,685 shares of Class B common stock held of record by Hawkes Family LLC.

(16)
Consists of (i) 10,000 shares of Class A common stock held of record by ADR Partners, an entity which Mr. Rappaport controls and (ii) (A) 116,790 shares of Class B common stock held of record by Mr. Rappaport and (B) 288,861 shares of Class B common stock held of record by ADR Partners.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets forth the total shares of our common stock authorized and issued (or to be issued) under our equity compensation plans as of December 31, 2018:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	9,070,052	$6.12	3,471,781
Equity compensation plans not approved by security holders	—	—	—

Total	9,070,052	$6.12	3,471,781

(1)
Reflects 9,067,690 shares of our Class B common stock issuable upon the exercise of options outstanding as of December 31, 2018 which were granted under the Victory Capital Holdings, Inc. Equity Incentive Plan (the "2013 Plan"), and 2,362 shares of our Class B common stock issuable upon the exercise of options outstanding as of December 31, 2018 which were granted under the Victory Capital Holdings, Inc. 2018 Stock Incentive Plan (the "2018 Plan").

(2)
Reflects 3,372,484 shares of Class A and Class B common stock reserved for issuance under the 2018 Plan and 350,388 shares of our Class A common stock reserved for issuance under the Victory Capital Holdings, Inc. 2018 Employee Stock Purchase Plan (the "2018 ESPP"). Except with respect to the issuances described in footnote (1) above, no further shares will be issued or distributed under the 2013 Plan. As of December 31, 2018, the Company also had issued 3,792,516 restricted shares of Class B common stock under the 2013 Plan, 245,948 restricted shares of Class B common stock under the 2018 Plan, and 2,781 shares of Class A common stock under the 2018 ESPP, which are not reflected in the table because they are treated as issued and outstanding and will not have additional dilutive impact on the Company when any applicable restrictions lapse.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act and regulations of the SEC require our directors, executive officers and, with certain exceptions, persons who own more than 10% of a registered class of our equity securities, as well as certain affiliates of such persons, to file with the SEC reports of ownership of, and transactions in, our equity securities. These reporting persons are further required to provide us with copies of these reports.

        Based solely on our review of such reports and written representations by the reporting persons, we believe that during the fiscal year ended December 31, 2018, our directors, officers and owners of more than 10% of a registered class of our equity securities complied with all applicable filing requirements.

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        The following table sets forth information regarding the compensation awarded to, earned by or paid to certain of our executive officers during the fiscal year ended December 31, 2018. As an emerging growth company, we have chosen to comply with the executive compensation disclosure rules applicable to "smaller reporting companies" as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"), which require compensation disclosure for our principal executive officer and our next two most highly compensated executive officers. Throughout this proxy statement, these three officers are referred to as our "named executive officers."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(3)		Option Awards ($)	Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
David C. Brown	2018	600,000	2,540,000	8,750,064	(2)	—	—	105,349	11,995,413
Chief Executive Officer and	2017	600,000	3,684,135	3,000,000		113,970	—	460,776	7,858,881
Chairman
Michael D. Policarpo	2018	425,000	855,000	5,000,037	(2)	—	—	46,722	6,326,759
Chief Operating Officer(6)	2017	375,000	830,979	1,700,000		410,293	—	272,612	3,588,884
Kelly S. Cliff	2018	425,000	850,000	4,250,020	(2)	—	—	53,022	5,578,042
President, Investment Franchises	2017	425,000	914,978	1,850,000		615,439	—	212,152	4,017,569

(1)
The amounts reported as earned in this column represent the bonuses earned with respect to 2017 and 2018 by each executive pursuant to our annual bonus plan. 2018 amounts were paid in 2019. For additional information, please see "—Summary Compensation Table—Narrative to Summary Compensation Table—Annual Bonus Plan" below.

(2)
On January 1, 2018, Victory granted one-time restricted stock awards under the 2013 Plan to our named executive officers to provide incremental long-term incentives for future business performance. Such grants consisted 50% of time-vested restricted shares, which will vest 50% on January 1, 2021, 25% on January 1, 2022 and 25% on January 1, 2023, and 50% of performance-vested restricted shares, which will be earned based on achievement of share price targets as follows: one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $19.98; one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $22.84; and one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $25.69.

(3)
Amounts reported represent the aggregate grant date fair value of the shares of restricted stock granted to our named executive officers in 2017 and 2018. With respect to performance-vesting shares of restricted stock, the grant date fair value was determined based on the probable outcome of the performance conditions as of the grant date. For additional information with respect to shares of restricted stock granted during 2018, including a discussion of the assumptions made in valuation, see note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by our named executive officers, which depends on the market value of our Class B common stock on a date in the future.

(4)
Our named executive officers had no above-market or preferential earnings on deferred compensation during 2018.

(5)
The amounts reported as earned by each named executive officer in this column represent employer matching contributions made to Messrs. Brown, Policarpo and Cliff of $16,500, $16,500 and $11,243, respectively, under our 401(k) plan during 2018, as well as employer matching contributions made to Messrs. Brown, Policarpo and Cliff of $55,500, $8,192 and $0, respectively, under our nonqualified deferred compensation plan. Amounts reported also include dividend payments in respect of outstanding equity-based awards of $33,349, $22,030 and $41,779 for Messrs. Brown, Policarpo and Cliff, respectively.

(6)
Effective March 1, 2019, Mr. Policarpo became our President, Chief Financial Officer and Chief Administrative Officer.

Narrative to Summary Compensation Table

        Certain of the compensation paid to our named executive officers reflected in the Summary Compensation Table was provided pursuant to the agreements, plans and programs which are summarized below. For a discussion of the severance pay and other benefits to be provided to our named executive officers in connection with a termination of employment and/or a change in control, please see "—Potential Payments Upon Termination or Change in Control" below.

        Employment Agreement with David C. Brown.    We entered into an employment agreement with Mr. Brown, dated March 20, 2017, which took effect as of February 12, 2018, in connection with the IPO, and which superseded Mr. Brown's prior employment agreement with us, dated August 5, 2014 (the terms of which were substantially similar to those of the current employment agreement, except with respect to term, annual incentive award mechanics, and certain severance mechanics). Pursuant to the employment agreement, which has an indefinite term, Mr. Brown serves as the Chief Executive Officer of VCM and as a director on our board of directors (of which he is currently the Chairman), and is entitled to an annual base salary of $600,000, an annual bonus of $600,000 which is payable quarterly, and a target annual incentive award, which award is to be determined by our board of directors and Compensation Committee each year during the term and be payable partly in cash and partly in fully-vested (unless otherwise stated in the equity grant agreement) equity based on achievement of specified performance criteria (as discussed under "—Annual Incentive Compensation" below). In addition, Mr. Brown's employment agreement provides for certain severance entitlements, which are discussed under "—Potential Payments Upon Termination or Change in Control" below.

        Annual Incentive Compensation.    Certain employees, including our named executive officers, are eligible to participate in the Victory Capital Holdings, Inc. Bonus Plan (the "Bonus Plan"), pursuant to which participants are eligible to earn a bonus with respect to each fiscal year, typically paid in the first calendar quarter of the calendar year following the year for which the bonus is earned, subject to the participant remaining employed with us through the payment date. Individual awards may be discretionary or earned based on individual, Company or other criteria determined by our Compensation Committee. 2018 annual bonuses for our named executive officers, which were paid in March 2019, were determined at the discretion of the Compensation Committee after consideration of both Company and individual performance and, in the case of Messrs. Policarpo and Cliff, recommendations from Mr. Brown. For 2018, Messrs. Brown, Policarpo and Cliff were awarded actual bonuses of $2,540,000 (which included the annual bonus of $600,000 which is payable quarterly), $855,000 and $850,000, respectively. Messrs. Brown, Policarpo and Cliff did not have target bonuses for 2018, and the Compensation Committee determined the amount of their bonuses after considering market competitiveness, Company performance factors and individual performance. None of our named executive officers received any annual bonus amounts that were payable in shares of our Class B common stock. Under the Bonus Plan, for each fiscal year, the Company establishes an annual bonus pool, which, unless otherwise determined by our board of directors or Compensation Committee in accordance with the Bonus Plan, will be equal to 35% of pre-bonus EBITDA, of which 30% is payable in cash and 5% is payable in shares of our Class B common stock, subject to the discretion of our board of directors to adjust such bonus pool based on extraordinary events, non-cash GAAP charges or transactions. For this purpose, and subject to additional adjustments as may be determined by our board of directors in its discretion, pre-bonus EBITDA is generally calculated using our "Adjusted EBITDA," to which we add back pre-IPO governance expenses, director fees, and board-related expenses, and from which we deduct compensation in excess of expected levels due to acquisitions and lease amortization costs, to arrive at Management reported EBITDA. We then add back our incentive compensation expense to Management reported EBITDA to arrive at pre-bonus EBITDA.

        Equity Plans.    In 2018, prior to the completion of the IPO and the effective date of the 2018 Plan, we granted equity-based awards to our named executive officers pursuant to the 2013 Plan. The 2013 Plan authorized the Company to grant stock options, restricted shares and other stock based awards to our key employees, directors and consultants. While we will not make further grants under the 2013 Plan, certain of the outstanding equity-based awards held by our named executive officers are governed by its terms, and on January 1, 2018, Victory granted one-time restricted stock awards to our named executive officers to provide incremental long-term incentives for future business performance. In connection with such grant, Messrs. Brown, Policarpo and Cliff received 613,179, 350,388 and 297,829 restricted shares, respectively. Such grant consisted 50% of time-vested restricted shares, which will vest 50% on January 1, 2021, 25% on January 1, 2022 and 25% on January 1, 2023, and 50% of performance-vested restricted shares, which will be earned based on achievement of share price targets as follows: one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $19.98; one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $22.84; and one-third of the performance-vested restricted shares will vest when the fair market value of a share equals or exceeds $25.69. Except as may otherwise be provided in an employment agreement, as discussed under "—Potential Payments Upon Termination or Change in Control" below, the restricted shares granted in 2018, or the 2018 restricted shares, are not subject to accelerated vesting upon a change in control and will generally be forfeited upon a termination of employment for any reason prior to vesting.

        In 2018, there were no equity-based awards granted to our named executive officers pursuant to 2018 Plan, which took effect upon the completion of the IPO and which replaced the 2013 Plan as the Company's principle equity-based compensation plan following completion of the IPO. A total of 3,372,484 shares of either Class A common stock or Class B common stock, or any combination thereof, as determined by the Compensation Committee, are reserved and available for issuance under the 2018 Plan. Under the 2018 Plan, the Company may grant stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards and other awards that may be settled in or based upon shares of our Class A common stock or Class B common stock, though all currently outstanding awards under the 2018 Plan are based upon shares of our Class B common stock.

        Health and Welfare Plans.    Our named executive officers are eligible to participate in the employee benefit plans that we offer to our employees generally, including medical, dental, vision, life and accidental death and dismemberment, disability, supplemental life, a health savings account, health and dependent care flexible spending accounts, critical illness and accident benefit plans, as well as commuter benefits and health and wellness rewards.

        Nonqualified Deferred Compensation Plan.    Messrs. Brown, Policarpo and Cliff currently participate in the Victory Capital Management Inc. Deferred Compensation Plan, or the NQDC Plan, a nonqualified deferred compensation plan maintained by us primarily for the benefit of a select group of management or highly compensated employees. Pursuant to the NQDC Plan, participants may elect to defer up to 100% of their base compensation and cash incentive compensation. In addition, we currently provide a matching contribution equal to 100% of a participant's deferral contribution, up to a maximum of the lesser of 6% of compensation in excess of the Internal Revenue Code Section 401(a)(17) limit for the applicable year or $3,000,000 per year. We may also elect to provide discretionary contributions pursuant to the NQDC Plan. Deferred amounts and employer contributions are contributed to individual accounts in the NQDC Plan trust, and participants self-direct the notional investment of deferred contribution accounts in various investment funds. A participant is 100% vested in his deferral contributions when contributed, and will become 100% vested in our matching contributions and discretionary contributions after three years of continuous service. The vested balance of a participant's account may be distributed in a lump sum, in five equal installments or in another approved form upon a participant's death, disability, separation from service (including retirement), a change in control event, or on a time or fixed schedule, in each case, as elected by the participant in accordance with the terms of the NQDC Plan. Messrs. Brown, Policarpo and Cliff are fully vested in their NQDC account balances. For a summary of the treatment of named executive officers' account balances under the NQDC Plan in connection with certain terminations of employment and/or a change in control, see "—Potential Payments Upon Termination or Change in Control" below.

        401(k) Plan.    We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Internal Revenue Code. Full-time employees, other than nonresident aliens and leased employees, who are paid from our U.S. payroll are generally eligible to participate in the plan. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code, and may also make post-tax contributions. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. All employee and employer contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participant's directions. Pre-tax contributions by participants and contributions that we make to the plan and the income earned on those contributions are generally not taxable to participants until withdrawn, and all contributions are generally deductible by us when made. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee is 100% vested in his pre-tax deferrals and any employer contributions when contributed. The plan provides for an employer matching contribution for employees who have completed at least one year of service equal to 100% of a participant's 401(k) contributions, up to 6% of the participant's compensation subject to limits set by the Internal Revenue Service, as well as discretionary profit sharing contributions.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth outstanding equity awards to acquire shares of our Class B common stock held by each of our named executive officers as of December 31, 2018.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(5)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(2)(5)	Option Exercise Price ($)(6)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)(5)	Market Value of Shares Or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)(3)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)(4)
David C. Brown	7/31/2013	385,112	0	0	$2.45	7/31/2023	—	$—	—	$—
	2/5/2014	87,597	0	0	$2.45	2/5/2024	—	$—	—	$—
	12/17/2014	40,670	0	0	$4.73	12/17/2024	—	$—	—	$—
	3/11/2016	43,283	18,550	0	$7.52	3/11/2026	—	$—	—	$—
	4/15/2016	180,346	77,292	0	$7.52	4/15/2026	—	$—	—	$—
	3/10/2017	8,696	8,328	1,479	$13.52	3/10/2027	—	$—	—	$—
	3/31/2017	0	0	0	$—	—	111,022	$1,134,645	111,023	$1,134,655
	1/1/2018	0	0	0	$—	—	306,589	$3,133,340	306,590	$3,133,350
Michael D Policarpo	7/31/2013	179,719	0	0	$2.45	7/31/2023	—	$—	—	$—
	2/5/2014	36,790	0	0	$2.45	2/5/2024	—	$—	—	$—
	12/17/2014	31,284	0	0	$4.73	12/17/2024	—	$—	—	$—
	3/11/2016	32,462	13,912	0	$7.52	3/11/2026	—	$—	—	$—
	4/15/2016	108,208	46,374	0	$7.52	4/15/2026	—	$—	—	$—
	3/10/2017	31,308	29,976	5,329	$13.52	3/10/2027	11,102	$113,462	—	$—
	3/31/2017	0	0	0	$—	—	55,512	$567,333	55,510	$567,312
	1/1/2018	0	0	0	$—	—	175,194	$1,790,483	175,194	$1,790,483
Kelly S. Cliff	9/8/2014	75,083	0	0	$4.73	9/8/2024	0	$—	—	$—
	10/29/2015	21,273	3,754	0	$5.81	10/29/2025	—	$—	—	$—
	3/11/2016	12,624	5,410	0	$7.52	3/11/2026	—	$—	—	$—
	4/15/2016	144,276	61,834	0	$7.52	4/15/2026	—	$—	—	$—
	3/10/2017	46,962	44,964	7,994	$13.52	3/10/2027	19,428	$198,554	—	$—
	3/31/2017	0	0	0	$—	—	55,512	$567,333	55,510	$567,312
	1/1/2018	0	0	0	$—	—	148,915	$1,521,911	148,914	$1,521,901

(1)
Historically, the options granted to our named executive officers have consisted of 60% options subject to time-vesting conditions, or time-vesting options, which vest over a period of four years, 25% per year, beginning on the first anniversary of the applicable grant date, and 40% options subject to performance-vesting conditions, or performance-vesting options, which are earned based on level of achievement of the performance goals described in footnote 2 below prior to the applicable expiration date.

(2)
Performance-vesting options are reported at the target number of shares and vest based on the level of achievement of the certain performance goals prior to the applicable expiration date. Performance-vesting options granted to our named executive officers in 2017 vest (1) with respect to 45% of the options, based on achievement of Management reported EBITDA targets (50% vesting at $134.0 million, 75% vesting at $155.0 million (which became vested on April 30, 2018) and 100% vesting at $165.0 million), (2) with respect to 35% of the options, based on achievement of revenue targets (50% vesting at $385.0 million, 75% vesting at $400.0 million and 100% vesting at $435.0 million), and (3) with respect to 20% of the options, based on achievement of AUM targets (50% vesting at $57.0 billion, and 100% vesting at $61.0 billion (there is no 75% performance/vesting level specified for the AUM performance goal)). All other performance-vesting options granted to our named executive officers vest (1) with respect to 45% of the options, based on achievement of Management reported EBITDA targets (50% of which became vested in connection with the Munder Acquisition and/or the RS Acquisition, 75% vesting at $134.0 million and 100% vesting at $155.0 million (which became vested on April 30, 2018)), (2) with respect to 35% of the options, based on achievement of revenue targets (50% of which became vested in connection with the Munder Acquisition and/or the RS Acquisition, 75% vesting at $385.0 million and 100% vesting at $400.0 million), and (3) with respect to 20% of the options, based on achievement of AUM targets (50% of which became vested in connection with the Munder Acquisition and/or the RS Acquisition, 75% vesting at $55.0 billion and 100% vesting at $57.0 billion).

(3)
Restricted shares granted on January 1, 2018 vest 50% based on continued employment (50% on January 1, 2021, 25% on January 1, 2022, and 25% on January 1, 2023) and restricted shares granted on March 31, 2017 vest 50% based on continued employment through March 31, 2020. The balance of the restricted shares granted on January 1, 2018 and March 31, 2017 vest when the value of a share of our Class B common stock first exceeds certain thresholds (one-third will vest when the value of a share equals or exceeds $19.98; one-third will vest when the value equals or exceeds $22.84; and one-third will vest when the value of a share equals or exceeds $25.69), subject to continued employment through the date on which such thresholds are exceeded. All other restricted shares vest 25% on each of the first four anniversaries of the grant date.

(4)
Values determined based on the value of our Class B common stock at market close on December 31, 2018, or $10.22 per share.

(5)
Time-vesting options, performance-vesting options and certain restricted shares are subject to additional vesting upon a termination of employment due to death or "disability," by us without "cause" or by the named executive officer without "good reason" (each such term, as defined in the applicable equity plan), as discussed under "—Potential Payments Upon Termination or Change in Control" below.

(6)
Options were adjusted in February 2017 due to declaration and payment of a special dividend to our stockholders. Amounts shown in the above table are post-adjustment.

Potential Payments Upon Termination or Change in Control

        The following summaries describe the potential payments and benefits that we would provide to our named executive officers in connection with a termination of employment and/or a change in control.

        We have entered into an employment agreement with Mr. Brown, which provides for certain payments to be made in connection with certain terminations of employment and/or a change in control. In addition, Messrs. Policarpo and Cliff are eligible to receive severance pursuant to our severance plan in connection with certain terminations of employment. Our named executive officers are also entitled to additional vesting of options and restricted shares pursuant to the terms of the Equity Plans and their award agreements, as well as to distributions pursuant to the NQDC Plan, in connection with certain terminations of employment.

        Employment Agreement with David C. Brown.    Mr. Brown's employment agreement provides that if his employment is terminated by us without "cause" or by him for "good reason," each as defined in the employment agreement, subject to his execution of a release of claims, he will be entitled to severance benefits consisting of: (i) an amount equal to two times a fraction, the numerator of which is the sum of the base salary, the annual cash bonus and the annual incentive award paid for the preceding two calendar years and the denominator of which is two, payable in eight quarterly installments beginning within 30 days of the termination date; (ii) continuation of all medical benefits for up to 18 months following termination or an amount equal to the cost of such benefits; and (iii) a payment in respect of accrued but unused vacation and sick days. The employment agreement also provides that, in the event of a "change in control," as defined in the employment agreement, Mr. Brown will be entitled to accelerated vesting of all then-outstanding equity awards granted prior to March 11, 2017, and that in the event of a termination of employment by us without "cause" within 90 days prior to a "change in control," Mr. Brown will be entitled to accelerated vesting of all equity awards (whether granted before or after March 11, 2017) that would have vested as of the date of the change in control but for the termination (or the economic equivalent of such accelerated vesting). Such severance payments will be subject to a modified cutback provision which acts to reduce the amounts payable to Mr. Brown to the extent necessary so that no excise tax would be imposed pursuant to Section 280G of the Internal Revenue Code, but only if doing so would result in Mr. Brown retaining a larger after-tax amount. In the event of a termination of Mr. Brown's employment due to death or "disability," as defined in the employment agreement, he will be entitled to (i) a payment in respect of accrued but unused vacation and sick days, (ii) a prorated annual bonus for the year of termination and, (iii) for terminations due to disability, continuation of all medical benefits at no cost for up to 18 months following termination or an amount equal to the cost of such benefits. The employment agreement subjects Mr. Brown to confidentiality restrictions that apply while he is employed with us and indefinitely thereafter, to an inventions assignment commitment, to a non-compete restriction that applies during his employment with us and for one year thereafter, and to a non-solicitation restriction with respect to our customers and employees that applies during his employment with us and for two years thereafter. For additional information regarding Mr. Brown's employment agreement, see "—Summary Compensation Table—Narrative to Summary Compensation Table—Employment Agreement with David C. Brown" above.

        Victory Capital Management Inc. Severance Pay Plan.    Messrs. Policarpo and Cliff are participants in the Victory Capital Management Inc. Severance Pay Plan, or the Severance Plan. Pursuant to the Severance Plan, in the event that a participant is terminated involuntarily without "cause," as defined in the Severance Plan, as part of a restructuring or reduction in force, subject to the execution of a release of claims, the participant will receive a severance payment that will be determined by the plan administrator (currently, Mr. Brown) in accordance with the following guidelines:

Benefit Type	Severance Formula	Maximum Payout(2)
Basic Benefit	Two weeks of pay for each full year of continuous service.	30 weeks of pay
Enhanced Benefit(1)	Four weeks of pay for each full year of continuous service.	52 weeks of pay

(1)
For Chief Investment Officers, members of senior management and other designated participants. Messrs. Policarpo and Cliff would each be entitled to receive the enhanced benefit.

(2)
Subject to an additional limitation that the maximum payout may not exceed two times the lesser of (i) the Internal Revenue Code Section 401(a)(17) limit for the applicable year or (ii) the participant's annualized compensation for the year preceding the year of the termination.

        The payment schedule for severance benefits under the Severance Plan is determined by the plan administrator, subject to a requirement that all benefits be paid no later than the last day of the second taxable year following the taxable year in which the termination occurs. The Severance Plan provides that we have the right to amend, modify, suspend or terminate the plan at any time by formal action by our board of directors or by the plan administrator.

        Vesting of Options and Restricted Shares.    Our named executive officers are entitled to additional vesting of unvested options and restricted shares held by them in connection with certain terminations of employment pursuant to the 2013 Plan and their award agreements. Other than with respect to the 2017 and 2018 restricted shares, upon a termination of employment due to death or "disability," by us without "cause" or by the named executive officer for "good reason" (each such term as defined in the 2013 Plan), time-vesting options and restricted shares will be subject to additional, pro-rated vesting, determined by multiplying the number of time-vesting options or restricted shares, as applicable, that are unvested as of the termination date by a fraction, the numerator of which is the number of days elapsed between the most recent vesting date (or the grant date, if no vesting date has occurred) and the termination date, and the denominator of which is the number of days between the most recent vesting date (or the grant date, if no vesting date has occurred) and the final vesting date. In addition, performance-vesting options will vest assuming target levels of achievement enumerated in the award agreements upon a termination of employment due to death or "disability," and based on actual performance measured as of the named executive officer's date of termination upon a termination by us without "cause" or by the named executive officer for "good reason." Except as may otherwise be provided in an employment agreement, the 2017 and 2018 restricted shares are not subject to accelerated vesting upon a change in control and will generally be forfeited upon a termination of employment for any reason prior to vesting

        Nonqualified Deferred Compensation Plan.    The NQDC Plan provides that, in the event of a termination due to death or "disability" or a "change in control" (each such term, as defined in the NQDC Plan), a participant will become 100% vested in his accrued but unvested benefits attributable to our matching contributions and discretionary contributions. In addition, the vested balance of a participant's NQDC Plan account may be distributed to such participant upon his death, disability, separation from service (including retirement) or a change in control event, in each case, as elected by the participant in accordance with the terms of the NQDC Plan, as discussed under "—Summary Compensation Table—Narrative to Summary Compensation Table—Nonqualified Deferred Compensation Plan" above.

RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Amended and Restated Shareholders' Agreement

        On October 31, 2014, we entered into a Shareholders' Agreement with Crestview Victory, Reverence Capital, and certain other persons named therein. In connection with our IPO, we amended and restated the Shareholders' Agreement.

        Each of Crestview Victory and Reverence Capital has rights to nominate a certain number of our directors depending on their ownership and each of the stockholders party to the Shareholders' Agreement have agreed to vote, or cause to be voted, all of their outstanding shares to ensure the election of such directors. For more information on the rights of Crestview Victory and Reverence Capital to nominate directors, see "Proposal 1: Election of Class I Directors—Director Designation Rights Under the Shareholders' Agreement."

        The Shareholders' Agreement provides for certain registration rights, pursuant to which either Crestview Victory or Reverence Capital may request us, (a) to file a registration statement with the SEC, and (b) to file a shelf registration statement with the SEC, in each case, if the registration statement relates to a firmly underwritten public offering, only if the expected aggregate gross proceeds are expected to be at least $25 million or either Crestview Victory or Reverence Capital propose to sell 100% of their respective shares. Subject to certain conditions, we will not be obligated to (i) effect more than one underwritten offering involving substantial marketing effort in any consecutive 120-day period, and (ii) effect more than five demand registrations for Crestview Victory and three demand registrations for Reverence Capital. In addition, each of Crestview Victory and Reverence Capital, and each of the remaining 2% holders of registrable securities to the extent either Crestview Victory or Reverence Capital participate, have certain "piggyback" registration rights, pursuant to which, subject to certain exceptions, it will be entitled to register its registrable securities alongside any offering of securities that we may undertake, subject to cutback in certain cases. The Shareholders' Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the holders against certain liabilities which may arise in connection with the registration.

Employee Shareholders' Agreement

        A substantial majority of our employee stockholders entered into the Employee Shareholders' Agreement upon the completion of the IPO, pursuant to which they granted an irrevocable voting proxy with respect to the shares of our common stock they have acquired from us, and any shares they may acquire from us in the future, to the Employee Shareholders Committee. The employee stockholders who are party to the agreement beneficially own in the aggregate approximately 21% of the total common stock and 15% of the total voting power of the outstanding common stock and the unvested restricted shares as of March 5, 2019. Any shares of our common stock that we may issue in the future to our employees, including under the 2018 Plan, will be subject to the Employee Shareholders' Agreement. Shares held by an employee stockholder will cease to be subject to the Employee Shareholders' Agreement upon termination of employment by such employee stockholder (including by death).

        The members of the Employee Shareholders Committee must be our employees and holders of shares subject to the agreement. The Employee Shareholders Committee is currently composed of David C. Brown (Chief Executive Officer and Chairman of the Board), Michael D. Policarpo, (President, Chief Financial Officer and Chief Administrative Officer) and Kelly S. Cliff (President, Investment Franchises). Employee stockholders holding shares representing a majority of the shares subject to the Employee Shareholders' Agreement will be entitled to remove and replace the Employee Shareholders Committee members (other than the Chief Executive Officer). Each member of the Employee Shareholders Committee is entitled to indemnification from us in his or her capacity as a member of the Employee Shareholders Committee.

        The Employee Shareholders Committee has the sole right to determine how to vote all shares subject to the Employee Shareholders' Agreement, and such shares will be voted in accordance with the majority decision of those three members. Subject to its obligations under the Shareholders' Agreement, the Employee Shareholders Committee may in its discretion vote, or abstain from voting, all or any of the shares subject to the Employee Shareholders' Agreement on any matter on which holders of shares of our common stock are entitled to vote, including, but not limited to, the election of directors to our board of directors, amendments to our certificate of incorporation or bylaws, changes to our capitalization, a merger or consolidation, a sale of substantially all of our assets, and a liquidation, dissolution or winding up.

Pre-IPO Governance Agreements

        In connection with our 2013 management-led buyout with Crestview GP from KeyCorp, we entered into a monitoring agreement with Crestview on November 22, 2013, pursuant to which Crestview provided advisory services to us and received fees and reimbursements of related out-of-pocket expenses. The monitoring agreement terminated upon the completion of the IPO. Upon such termination, Crestview was entitled to any amounts that were accrued but unpaid under the agreement. The monitoring agreement also contains customary indemnification provisions in favor of Crestview. During 2018, we paid $105,556 of monitoring fees to Crestview under the agreement.

        In connection with the Munder Acquisition, we entered into an investment agreement with Reverence Capital on April 16, 2014, pursuant to which, among other things, for so long as Reverence Capital was entitled to appoint a director to our board of directors and in the event that any deal, monitoring or management fees were paid to Crestview, Reverence Capital had the right to receive a fee based on its ownership of us relative to Crestview GP's ownership. The right to receive a fee under the investment agreement was terminated upon the completion of the IPO. Upon such termination, Reverence Capital was entitled to any amounts that were accrued but unpaid under the agreement. During 2018, we paid $81,162 of monitoring fees to Reverence Capital under the agreement.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors, executive officers and members of the Employee Shareholders Committee. The indemnification agreements and our amended and restated certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated certificate of incorporation and bylaws also require us to advance expenses incurred by our directors and officers.

Investment Advisory Agreements

        Victory Capital Management Inc. ("VCM") has agreements to serve as the investment adviser of the Victory Funds and VictoryShares, our ETF brand, in each case with which certain of our employees are affiliated. Under the terms of the investment advisory agreements with the Victory Funds and the VictoryShares, the continuation of which is subject to annual review and approval by the board of the Victory Funds and VictoryShares, VCM earns investment management fees based on a percentage of AUM, as delineated in the respective investment advisory agreements and disclosed in the prospectus for each Victory Fund and each of the VictoryShares. The gross amount earned from advising the Victory Funds and the VictoryShares was $258.0 million for the year ended December 31, 2018.

        VCM has agreed to waive its management fee and/or reimburse expenses for certain of the share classes of certain of the Victory Funds and for certain of the VictoryShares, to the extent their respective expenses exceed certain levels. In addition, VCM may decide to voluntarily reduce additional fees or reimburse any Victory Fund or any of the VictoryShares for other expenses. The amount VCM waived or reimbursed for the Victory Funds and the VictoryShares was $13.1 million for the year ended December 31, 2018.

        VCM has agreements to serve as the investment adviser of the Victory Collective Funds. Under the terms of the investment advisory agreements with the Victory Collective Funds, VCM earns investment management fees based on a percentage of AUM. Amount earned from advising the Victory Collective Funds was $3.8 million for the year ended December 31, 2018.

Administration Agreements

        VCM has agreements to serve as the administrator and fund accountant for the Victory Funds and VictoryShares, with which certain of our employees are affiliated. Under the terms of the administration agreements with the Victory Funds and VictoryShares, the continuation of which is subject to annual approval by the board of the Victory Funds and VictoryShares, VCM earns administration fees based on a percentage of AUM as delineated in the respective administration agreements and disclosed in the statement of additional information for each Victory Fund and each of the VictoryShares. The gross amount earned from providing administration and fund accounting services to the Victory Funds and VictoryShares was $24.0 million for the year ended December 31, 2018.

        VCM pays a portion of these administration fees to an unaffiliated sub-administrator for services it provides as sub-administrator and sub-fund accountant to the Victory Funds and VictoryShares. VCM has agreed to waive a portion of its administration fees for VictoryShares to the extent the fees earned exceed the portion of fees paid to the sub-administrator for services it provides to the VictoryShares. The amount of administration fees waived by VCM for the VictoryShares was $0.8 million for the year ended December 31, 2018.

Distribution Agreements

        Victory Capital Advisers, Inc., our broker-dealer subsidiary registered with the Securities and Exchange Commission (which we call VCA) has agreements to serve as the distributor for the Victory Funds, with which certain of our employees are affiliated. Under the terms of the distribution agreements with the Victory Funds, the continuation of which is subject to annual approval by the board of the Victory Funds, VCA is entitled to receive payments, if any, under the 12b-1 plan for the Victory Funds in accordance with the terms thereof and payments, if any, of sales charges as set forth in the prospectus and statement of additional information of each Victory Fund. The amount earned from providing distribution services to the Victory Funds was $37.2 million for the year ended December 31, 2018.

Compliance Services Agreement

        VCM has an agreement to furnish a VCM employee to serve as the Chief Compliance Officer as well as other compliance personnel and resources reasonably necessary to provide compliance design, administration and oversight services for the Victory Funds and VictoryShares with which certain of our employees are affiliated, in accordance with Rule 38a-1 under the Investment Company Act. The term of the agreement began on July 1, 2017 and initially expires on July 1, 2019 but is subject to renewal thereafter. The amount earned from providing these services to the Victory Funds and VictoryShares was $300,000 in the twelve months ended December 31, 2018.

Review, Approval or Ratification of Transactions with Related Persons

        We have adopted a written policy regarding the approval, with certain exceptions, of any transaction or series of transactions in which we or any of our subsidiaries is a participant, the amount involved exceeds $120,000, and a "related party" (a director, director nominee, executive officer, or a person known to us to be the beneficial owner of more than 5% of our voting securities, or any immediate family member of any of the foregoing) has a direct or indirect material interest (a "related-party transaction"). Under the policy, a related party must promptly disclose to our Chief Legal Officer any potential related-party transaction and all material facts about the transaction. The Chief Legal Officer will then assess whether the transaction constitutes a related-party transaction. If the Chief Legal Officer determines a transaction qualifies as such, he or she will communicate that information to the Audit Committee, or to the Chairperson of the Audit Committee, if the Chief Legal Officer in consultation with the Chief Executive Officer or Chief Financial Officer determines it is impracticable or undesirable to wait until the next committee meeting. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee or the Chairperson of the Audit Committee, as applicable, will decide whether to approve such transaction and will generally approve only those transactions that are not inconsistent with our best interests. If we become aware of a related-party transaction that was not approved under this policy before it was entered into, the transaction will be referred to the Audit Committee, which will evaluate all options available, including ratification, amendment or termination of such transaction. Under the policy, any director who has an interest in a related-party transaction will recuse himself or herself from any formal action with respect to the transaction as deemed appropriate by the Audit Committee.

 AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. The duties and responsibilities of the Audit Committee are more fully described in the committee's written charter, which is available under the Investor Relations link on our website at www.vcm.com.

        The Audit Committee consists of Karin Hirtler-Garvey (Chair), Lawrence Davanzo and Alan H. Rappaport. Our board of directors has affirmatively determined that each of Karin Hirtler-Garvey, Lawrence Davanzo and Alan H. Rappaport meet the definition of "independent director" for purposes of serving on an audit committee under Rule 10A-3 and the NASDAQ rules. Each member of the Audit Committee is able to read and understand fundamental financial statements as required by the listing rules of the NASDAQ. Karin Hirtler-Garvey has been identified as an "audit committee financial expert" as that term is defined in the rules and regulations of the SEC.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2018.

        The Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

        The Audit Committee has also received the written disclosures and letter from Ernst & Young LLP as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

        Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:
Karin Hirtler-Garvey (Chairperson) Lawrence Davanzo Alan H. Rappaport

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

        Our Audit Committee, in accordance with its charter and authority delegated to it by the board of directors, has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and the board of directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.

        Ernst & Young LLP has served as the Company's auditor since 2013 and is considered by our Audit Committee to be well qualified. Our organizational documents do not require that our stockholders ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment, but may still retain Ernst & Young LLP.

        Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

        The board of directors and the Audit Committee recommend that you vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Fees Paid to the Independent Registered Public Accounting Firm

        Aggregate fees for professional services rendered for us by Ernst & Young LLP as of and for the fiscal years ended December 31, 2018 and 2017 are set forth below. The aggregate fees included in the "Audit fees" category are fees billed for the fiscal year for the audits of our annual financial statements, audits of statutory and regulatory filings, comfort letters and quarterly reviews. The aggregate fees included in the Audit-related, Tax and All other fees categories are fees for services performed in the fiscal years.

	Fiscal Year 2018	Fiscal Year 2017
Audit fees	$1,188,370	$1,508,804
Audit-related fees	$750	$69,459
Tax fees	$124,000	$149,000
All other fees	—	$38,400

Total	$1,313,120	$1,765,663

        Audit fees for the fiscal years ended December 31, 2018 and 2017 include fees and expenses related to the annual audits of our consolidated financial statements and financial statements for our broker-dealer and foreign subsidiaries, reviews of quarterly consolidated financial statements, comfort letters, reviews of registration statements, and services that are customarily provided in connection with statutory or regulatory filings.

        Audit-related fees for the fiscal year ended December 31, 2018 were for foreign subsidiary XBRL services and for the fiscal year ended December 31, 2017 were for consultations relating to accounting matters.

        Tax fees for the fiscal years ended December 31, 2018 and 2017 were for domestic and foreign tax return compliance and consultations related to technical interpretations, applicable laws and regulations and tax accounting.

        All other fees for the fiscal year ended December 31, 2017 included IPO-readiness consultation services.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

        The Audit Committee is required to pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors. The Audit Committee will typically pre-approve specific types of audit, audit-related, tax and other services on an annual basis. All services not pre-approved annually are approved on an individual basis throughout the year as the need arises. The committee has delegated to its chairperson the authority to pre-approve independent auditor engagements between meetings of the committee. Any such pre-approvals will be reported to and ratified by the entire committee at its next regular meeting.

        Following our IPO in February 2018, all audit, audit-related, tax and other services in fiscal 2018 were pre-approved by the Audit Committee. In all cases, the committee concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of Ernst & Young LLP's independence.

ADDITIONAL INFORMATION

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at https://materials.proxyvote.com/92645B. Stockholders are directed to the 2018 Form 10-K for financial and other information about us. The 2018 Form 10-K is not part of this proxy statement.

        We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through the Investor Relations link on our website at www.vcm.com or the SEC's website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including this proxy statement and our 2018 Form 10-K, without charge to any stockholder upon written or verbal request provided to us at Victory Capital Holdings, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attn: Investor Relations, telephone: (216) 898-2412, email mdennis@vcm.com.

        Additional information about the Company, including the charters of our standing committees, our Corporate Governance Guidelines and our Code of Business Conduct can be found under the Investor Relations link on our website at www.vcm.com. We will provide a printed copy of these documents to stockholders upon request.

Other Matters that May Come Before the Annual Meeting

        Our board of directors knows of no matters other than those stated in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Victory.

        We encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. You may vote your shares by Internet or, if you received printed proxy materials, by mailing the completed proxy card. Please refer to the section "How do I vote?" for detailed voting instructions.

By Order of the Board of Directors,

David C. Brown Chairman of the Board of Directors and Chief Executive Officer
Brooklyn, Ohio March 22, 2019

        The 2018 Form 10-K, which includes audited consolidated financial statements, does not form any part of the material for the solicitation of proxies.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2019. VICTORY CAPITAL HOLDINGS, INC. XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. VICTORY CAPITAL HOLDINGS, INC. 4900 TIEDEMAN ROAD 4TH FLOOR BROOKLYN, OH 44144 proxy materials and voting instructions. E62385-P19483 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 5, 2019 Date: May 1, 2019 Time: 7:00 A.M. ET Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/VCTR2019. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/VCTR2019 and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E62386-P19483 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow During The Meeting: Go to www.virtualshareholdermeeting.com/VCTR2019. Have the information that is printed in the box marked by Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of three Class I Directors Nominees: 1a. Alex Binderow 1b. Lawrence Davanzo 1c. Karin Hirtler-Garvey The Board of Directors recommends you vote FOR the following proposal: 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E62387-P19483 Voting Items

E62388-P19483

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on April 30, 2019 for shares held directly and by 11:59 P.M. ET on April 25, 2019 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VICTORY CAPITAL HOLDINGS, INC. 4900 TIEDEMAN ROAD 4TH FLOOR BROOKLYN, OH 44144 During The Meeting - Go to www.virtualshareholdermeeting.com/VCTR2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on April 30, 2019 for shares held directly and by 11:59 P.M. ET on April 25, 2019 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E62382-P19483 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VICTORY CAPITAL HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of three Class I Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! 1a. Alex Binderow 1b. Lawrence Davanzo 1c. Karin Hirtler-Garvey For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E62383-P19483 VICTORY CAPITAL HOLDINGS, INC. Annual Meeting of Shareholders May 1, 2019 7:00 A.M. This proxy is solicited by the Board of Directors The undersigned hereby appoints, with full power of substitution to each MICHAEL D. POLICARPO and NINA GUPTA the power as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Victory Capital Holdings, Inc. to be held on May 1, 2019, at 7:00 A.M. at www.virtualshareholdermeeting.com/VCTR2019 and any adjournments or postponements thereof, as follows: This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side